MONY Life Insurance Company of America

SUPPLEMENT DATED MAY 1, 2019 TO PROSPECTUS DATED MAY 1, 2019 FOR:

VUL LEGACY/SM/

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This Supplement concerns an additional investment option under our VUL Legacy/SM/ policy (''your policy''). The additional investment option is our Market Stabilizer Option(R) (''MSO''), which is available to you, if you have received this Supplement. The MSO gives you the opportunity to earn interest that we will credit based in part on the performance of the S&P 500 Price Return Index, excluding dividends, over approximately a one year period. Any amount that you decide to invest in the MSO is allocated to a "Segment", each of which has a specific start date and a limited duration. On the final day of the Segment, the index-linked return associated with that Segment will be applied to your Segment Account Value (as defined in the MSO Prospectus), and may be positive, zero or negative. Please be aware that the possibility of a negative return on this investment at the end of a Segment term could result in a significant loss of principal.

The purpose of this Supplement is solely to add to the May 1, 2019 VUL Legacy/SM/ Prospectus (the ''Legacy Prospectus'') a very limited amount of information about the MSO. Much more complete information about the MSO is contained in a separate Market Stabilizer Option(R) prospectus (''MSO Prospectus'') dated May 1, 2019. All of the information in the Legacy Prospectus also continues to remain applicable, except as otherwise provided in this Supplement (or any other supplement to the Legacy Prospectus) or in the MSO Prospectus.

Accordingly, you should read this Supplement in conjunction with the Legacy Prospectus (and any other supplements thereto) and the MSO Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Legacy Prospectus.

NO TRANSFER CHARGES IN CONNECTION WITH THE MSO

Although we generally reserve the right to impose up to a $25 charge for transfers under the Legacy Prospectus policies, we will never apply this charge for any transfers into or out of the MSO.

Accordingly, the following language is added to footnote 5 on page 7 of the Legacy Prospectus (which appears in the section of that Prospectus entitled ''Tables of policy charges''): Nor will this charge apply to any transfers to or from any Market Stabilizer Option(R) (''MSO'') that we make available as an investment option under a Policy or any transfers to or from any MSO Holding Account. Please refer to the separate prospectus for the MSO (''MSO Prospectus'') for information about the MSO and the related ''Holding Account.''

CHARGES FOR THE MSO

If you allocate any of your policy account value to the MSO, several types of charges or deductions would or could result. To reflect these, the following items are added to the chart entitled ''Periodic charges other than underlying trust portfolio operating expenses'' on page 7 of the Legacy Prospectus and also replace in their entirety the corresponding items in the chart in the "Fee Table Summary" section of the MSO Prospectus:


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 OPTIONAL RIDER CHARGES         WHEN CHARGE IS DEDUCTED                 MAXIMUM AMOUNT THAT MAY BE DEDUCTED
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MARKET STABILIZER OPTION(R)
(MSO)/(1)/

  MSO VARIABLE INDEX BENEFIT    On the MSO Segment Start Date           0.75% of the amount being
  CHARGE                                                                transferred from the MSO Holding
                                                                        Account to an MSO Segment

  MSO VARIABLE INDEX SEGMENT    At the beginning of each policy month   1.65% calculated as an annual% of
  ACCOUNT CHARGE                during the MSO Segment Term             your Segment Account Value/(2)/

  MSO LOAN SPREAD/(3)/ FOR      On each policy anniversary (or on loan  5%
  AMOUNTS OF POLICY LOANS       termination, if earlier)
  ALLOCATED TO MSO SEGMENT

  MSO EARLY DISTRIBUTION        On surrender or other distribution      75% of Segment Account Value/(4)/
  ADJUSTMENT                    (including loan) from an MSO Segment
                                prior to its Segment Maturity Date
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(1)Please refer to the MSO Prospectus for information about the MSO and related charges and deductions, as well as the meaning of special terms that are relevant to the MSO (such as ''Segment,''''Segment Term,''''Segment Start Date,''''Segment Account Value'' and ''Early Distribution Adjustment.''

(2)Currently we deduct this charge at a 0.40% annual rate, rather than at the maximum rate shown.

(3)We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The ''spread'' is the difference between the interest rate we charge you on a policy loan and the interest rate we credit to you on the amount of your policy account value that we hold as collateral for the loan. Please refer to the MSO Prospectus for more information.
(4)The actual amount of Early Distribution Adjustment is determined by a formula that depends on, among other things, how a specified widely published stock market index has performed since the Segment Start Date. The maximum amount of the adjustment would occur if there is a total distribution at a time when that index had declined to zero. Please refer to the MSO Prospectus for more information about the index and Early Distribution Adjustment.

EVM-02-19 (5/19)                                                       #660223
NB/IF                                                       Cat# 159002 (5/19)

TRANSFERS INTO AND OUT OF THE MSO

Unless either the paid up death benefit guarantee or the Loan Extension Endorsement are in effect, there are no restrictions on transfers into or out of the MSO. The MSO is not available if the paid up death benefit guarantee or Loan Extension Endorsement is in effect.


If you elect to transfer account value to the MSO, there must be sufficient funds remaining in the guaranteed interest option to cover the Charge Reserve Amount (as defined in the MSO Prospectus). For more information about transfers into and out of the MSO, see "Transfers" in the "Description of the Market Stabilizer Option" section of the MSO Prospectus.


NO EXTENDED NO LAPSE GUARANTEE

The Extended No Lapse Guarantee is not applicable to your policy. Accordingly, please ignore all references to the Extended No Lapse Guarantee in the MSO Prospectus.

HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

If you allocate any policy account value to the MSO, our procedures for allocating the policy's monthly deductions among the investment options you are using is significantly different than in the absence of the MSO. Accordingly, the following text is added at the end of the section entitled ''How we allocate charges among your investment options'' on page 8 of the Legacy
Prospectus:

Substantially different procedures apply, however, if you allocate any of your policy account value to a Segment under the MSO investment option. In that case, for example, you will be required to maintain a certain amount of policy account value (the Charge Reserve Amount) in the policy's unloaned guaranteed interest option. (You will not be subject to any Charge Reserve Amount requirement, however, at any time when none of your policy account value is invested in any MSO Segment.) The Charge Reserve Amount at the beginning of any Segment is the estimated amount required to pay all monthly deductions under your policy (including, but not limited to, charges for the MSO and any optional riders) for the remainder of the Segment Term.

While any of your policy account value is invested in any Segment, we will take all of your policy's monthly deductions (including, but not limited to, the monthly deductions under the MSO and optional riders) solely from the unloaned guaranteed interest option, rather than from the investment options from which those charges otherwise would be deducted. If you have insufficient policy account value in the unloaned guaranteed interest option to pay a monthly deduction during any Segment Term, we will first take the balance of the deduction proportionately from any variable investment options (other than any Segments) that you are then using. But, if insufficient policy account value remains in any such other investment options to cover the full balance of the monthly deduction, we will take the remainder of the monthly deduction from any MSO Segments in which you have account value invested. We will apply these procedures for allocating deductions for policy charges automatically at any time you have any amounts invested in a Segment, and no contrary instructions from you would apply during the Segment Term.

If we have to make any distribution from an MSO Segment, including (among other things) to pay any surrender or loan proceeds or any charge deduction from a Segment, there will generally be negative consequences for you. Among other things, an Early Distribution Adjustment would apply, which would usually reduce your policy values, in many cases substantially. In some cases, such an Early Distribution Adjustment may apply without any action on your part. This could happen, for example, if the Charge Reserve Amount and funds you have invested in options other than the MSO are insufficient to pay a monthly deduction (i) due to poor investment performance of those options or (ii) due to any permitted increases in charges that we have made above their current rates.

Please refer to the MSO Prospectus for detailed information about the above procedures.


MAKING WITHDRAWALS FROM YOUR POLICY

If you have allocated policy amounts to the MSO and plan to take a withdrawal from your policy, significantly different procedures and additional restrictions may apply. Please see "Withdrawals" in the "Description of the Market Stabilizer Option" section of the MSO Prospectus for more information.

BORROWING FROM YOUR POLICY

If you have allocated policy amounts to the MSO and plan to take a loan from your policy, significantly different procedures and additional restrictions may apply. Please see "Loans" in the "Description of the Market Stabilizer Option" section of the MSO Prospectus for more information.

SURRENDERING YOUR POLICY

If you have allocated policy amounts to the MSO and plan to surrender your policy, significantly different procedures and additional restrictions may apply. Please see "Cash Surrender Value, Net Cash Surrender Value and Loan Value" in the "Description of the Market Stabilizer Option" section of the MSO Prospectus for more information.

CANCELING YOUR POLICY

If you have allocated policy amounts to the MSO, different procedures may apply. Please see "Your right to cancel within a certain number of days" in the "Description of the Market Stabilizer Option" section of the MSO Prospectus for more information about canceling your policy.








                    MONY Life Insurance Company of America
                           525 Washington Boulevard
                             Jersey City, NJ 07310

   Copyright 2019 AXA Equitable Life Insurance Company. All rights reserved.

      VUL Legacy/SM/ is issued by MONY Life Insurance Company of America and are service mark of AXA Equitable Life Insurance Company.

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